Exhibit 3.193

CERTIFICATE OF FORMATION

OF

WILLIAMS FORK COAL RESOURCES, LLC

1.	The name of the limited liability company is Williams Fork Coal Resources, LLC.

2.	The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	This Certificate of Formation shall be effective immediately upon filing with the Secretary of State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of this 27th day of December 2006.

/s/ Bryan L. Sutter
Bryan L. Sutter, Authorized erson

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF FORMATION OF

WILLIAMS FORK COAL RESOURCES, LLC

1.	The name of the limited liability company is:

Williams Fork Coal Resources, LLC

2.	Article 1 of the Certificate of Formation of the limited liability company is hereby amended to read in its entirety as follows:

“The name of the limited liability company is Colorado Employment Resources, LLC.”

3.	This Certificate of Amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 14th day of November, 2008.

Colorado Coal Resources, LLC its Sole Member

/s/ John F. Quinn, Jr.
By: John F. Quinn, Jr. Its: Vice President

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF FORMATION OF

COLORADO EMPLOYMENT RESOURCES, LLC

1.	The name of the limited liability company is:

Colorado Employment Resources, LLC

2.	Article 1 of the Certificate of Formation of the limited liability company is hereby amended to read in its entirety as follows:

“The name of the limited liability company is Peabody Colorado Employment Resources, LLC”

3.	This Certificate of Amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 20th day of November, 2008.

Colorado Coal Resources, LLC its Sole Member

/s/ Kenneth L. Wagner
By: Kenneth L. Wagner Its: Assistant Secretary

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF FORMATION OF

PEABODY COLORADO EMPLOYMENT RESOURCES, LLC

1.	The name of the limited liability company is:

Peabody Colorado Employment Resources, LLC

2,	Article I of the Certificate of Formation of the limited liability company is hereby amended to read in its entirety as follows:

“The name of the limited liability company is Peabody Rocky Mountain Services, LLC”

3.	This Certificate of Amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 10th day of December, 2008.

Peabody Colorado Services, LLC its Sole Member

/s/ Kenneth L. Wagner
By: Kenneth L. Wagner Its: Assistant Secretary